CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Oil and gas properties and equipment, net of accumulated depletion	$ 4,657	$ 155
Property and equipment, net of accumulated depreciation	$ 5,721	$ 5,164
Common stock, par value	$ 1.00	$ 1.00
Common stock, shares authorized	200,000,000	200,000,000
Common stock, shares issued	36,946,603	36,835,732
Treasury stock, common shares	2,327,623	2,212,876